EXHIBIT 99.1

                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT BY
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



    In connection with the Quarterly Report of Gene-Cell, Inc.,on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Brian R. Davis, Chief Executive Officer and Michael R Davis, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and


     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date: August 21, 2002         /S/ Brian R. Davis
                                   Brian R. Davis, Chief Executive Officer


Date: August 21, 2002         /S/ Michael R. Davis
                                   Michael R. Davis, Chief Financial Officer